EXHIBIT 10(b)

Senior Executive SHC 2005 Annual Incentive Plan Document

*** Confidential material redacted and separately filed with the Commission.

Senior Executive SHC 2005 Annual Incentive Plan Document

Senior Executive AIP Components Senior Executive SHC 2005 Annual Incentive Plan Document

*** Confidential material redacted and separately filed with the Commission.

Administration Policies Senior Executive SHC 2005 Annual Incentive Plan Document

Senior Executive SHC 2005 Annual Incentive Plan Document

Senior Executive SHC 2005 Annual Incentive Plan Document Roles and Responsibilities